Exhibit 10.41.3

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 28th day of February, 2005, by and among CADMUS COMMUNICATIONS CORPORATION (the “Borrower”), the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, BNP PARIBAS, ING CAPITAL LLC, and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents, and the GUARANTORS party hereto.

RECITALS:

The Borrower, the Administrative Agent and the Lenders have entered into a certain Second Amended and Restated Credit Agreement dated January 28, 2004 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of June 15, 2004 and the Second Amendment to Second Amended and Restated Credit Agreement dated as of September 17, 2004, as so amended, the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Guarantors have executed or otherwise become a party to a certain Amended and Restated Guaranty Agreement dated as of January 28, 2004 (the “Guaranty”).

The Borrower and Guarantors have requested the Administrative Agent and the Lenders to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendment. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.13 Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary (other than Non-Operating Subsidiaries) to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower or a Subsidiary may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower or the Subsidiary, as the case may be, is the corporation surviving such merger and (iii) immediately preceding and after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries may merge with the Borrower or one another, provided the conditions set forth in Section 6.13(a)(i) and (iii) are satisfied, and in the case of a merger with the Borrower, the Borrower is the corporation surviving such merger, and (c) the foregoing limitation on the sale, lease or other transfer of assets (including, without limitation, the sale or transfer of a Subsidiary) and on the discontinuation or elimination of a business line or segment shall not prohibit, (i) the transfer of assets from any Subsidiary to the Borrower or a Guarantor, or (ii) during any Fiscal Quarter, a sale or transfer of assets (including, without limitation, the sale or transfer of a Subsidiary), other than a transfer of assets pursuant to the immediately preceding clause (i), or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so sold or transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets sold or transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters either (x) contributed more than 5% of Consolidated EBITDA during the 4 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter, or (y) constituted more than 5% of Consolidated Total Assets at the end of such Fiscal Quarter. Nothwithstanding any provision of any Loan Document that prohibits or otherwise limits the transfer of assets by a Subsidiary, a transfer of assets by a Subsidiary in accordance with Section 6.13(c)(i) above shall not be, nor be deemed to be, a default under, or breach of, any such Loan Document so long as the assets so transferred continue to be subject to such Loan Documents.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions:

(a) receipt by the Administrative Agent of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Lenders;

(b) receipt by the Administrative Agent from the Borrower of any and all fees and expenses to be paid by the Borrower to the Administrative Agent in connection with this Amendment; and

(c) the fact that the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in Section 5 of this Amendment shall be true on and as of the date hereof.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained

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shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

(a) No Default under the Credit Agreement has occurred and is continuing on the date hereof.

(b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower, and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower or Guarantors are or may become bound.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

SECTION 8. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty and Indemnity, Subrogation and Contribution Agreement, said Guaranty and Indemnity, Subrogation and Contribution Agreement

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being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty and Indemnity, Subrogation and Contribution Agreement are in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, under seal, this Amendment as of the day and year first above written.

BORROWER:

CADMUS COMMUNICATIONS CORPORATION

By:	/s/ Christopher T. Schools	(SEAL)
Name:	Christopher T. Schools
Title:	VP & Treasurer

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Laura Douglas	(SEAL)
Name:	Laura Douglas
Title:	Associate

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ Scott K. Mitchell	(SEAL)
Name:	Scott K. Mitchell
Title:	Senior Vice President

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

BNP PARIBAS, as Co-Documentation Agent and a Lender

By:	/s/ Duane Helkowski	(SEAL)
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Christopher Perras	(SEAL)
Name:	Christopher Perras
Title:	Associate

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

ING CAPITAL LLC, as Co-Documentation Agent and a Lender

By:	/s/ William C. Beddingfield	(SEAL)
Name:	William C. Beddingfield
Title:	Managing Director

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and a Lender

By:	/s/ Matthew Jones	(SEAL)
Name:	Matthew Jones
Title:	Senior Vice President

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

NATIONAL CITY BANK, as a Lender

By:	/s/ Heather M. McIntyre	(SEAL)
Name:	Heather M. McIntyre
Title:	Vice President

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

HARRIS TRUST AND SAVINGS BANK, as a Lender

By:	/s/ Joann L. Holman	(SEAL)
Name:	Joann L. Holman
Title:	Director

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement

GUARANTORS:

CADMUS INTERNATIONAL HOLDINGS, INC.;

CADMUS JOURNAL SERVICES, INC.;

CADMUS MARKETING GROUP, INC.;

CADMUS PRINTING GROUP, INC.;

MACK PRINTING COMPANY;

PORT CITY PRESS, INC.;

SCIENCE CRAFTSMAN INCORPORATED;

WASHBURN GRAPHICS, INC.

By:	/s/ Christopher T. Schools	(SEAL)
Name:	Christopher T. Schools
Title:	VP & Treasurer

CADMUS INVESTMENTS, LLC

By:	/s/ Christopher T. Schools	(SEAL)
Name:	Christopher T. Schools
Title:	President and Assistant Treasurer

CDMS MANAGEMENT, LLC

By:	/s/ Christopher T. Schools	(SEAL)
Name:	Christopher T. Schools
Title:	Treasurer

Signature Page of

Third Amendment to Second Amended and Restated Credit Agreement